UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21775
Oppenheimer International Diversified Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: April 30
Date of reporting period: 4/30/2012

Item 1. Reports to Stockholders.

April 30, 2012

Oppenheimer

International Diversified Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Manager

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

April 30, 2012 Oppenheimer International Diversified Fund Management Commentary and Annual Report M A N A G E M E N T C O M M E N TA R Y An Interview with Your Fund’s Portfolio Manager A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Asset Class Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2012, and are based on the total market value of investments.
6 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended April 30, 2012, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance.1 Oppenheimer International Diversified Fund’s Class A shares (without sales charge) lost 11.09% during the reporting period. On a relative basis, the MSCI EAFE Index lost 12.82%, the MSCI All Country World ex USA Index lost 12.90%, and the MSCI World Index lost 4.63%. The Fund’s negative performance occurred primarily over the third quarter of 2011 when turbulent macroeconomic conditions resulted in declines across global equities.
     The Fund’s diversified portfolio consisted primarily of six Oppenheimer mutual funds: on the equity side, Oppenheimer International Growth Fund, Oppenheimer International Value Fund,2 Oppenheimer Master International Value Fund, LLC, Oppenheimer Developing Markets Fund and Oppenheimer International Small Company Fund. On the fixed-income side, the Fund invested in Oppenheimer International Bond Fund.
     All of the underlying funds declined in value, while three performed better than their respective benchmarks. Within the equity component of the Fund, Oppenheimer International Growth Fund, which lost 5.56% during the reporting period, outperformed the MSCI EAFE Index, which lost 12.82%. Oppenheimer International Small Company Fund lost 7.13%, beating the MSCI All Country World ex-US Small Cap Net Index, which lost 15.59%. Oppenheimer Developing Markets Fund lost 8.73% during the period and outperformed the MSCI Emerging Markets Index, which lost 12.61%. For both Oppenheimer International Growth Fund and Oppenheimer International Small Company Fund, stronger relative stock selection in the industrials, materials and information technology sectors helped drive the outperformance. Oppenheimer Developing Markets Fund outperformed the MSCI Emerging Markets Index due largely to a significant overweight in the consumer staples sector, which was by far the strongest performing sector of that index during the period.
     Oppenheimer International Value Fund lost 21.26% during the period and Oppenheimer Master International Value Fund, LLC lost 21.16%. These underlying funds underperformed the MSCI EAFE Index’s return of –12.82%. Weaker relative stock selection within the financials and consumer discretionary sectors resulted in these underlying funds’ underperformance versus the MSCI EAFE Index.

1.	The Fund is invested in Class Y shares of all underlying funds discussed in this Management’s Discussion of Fund Performance, except for Master International Value Fund, LLC, which does not offer Class Y shares.

2.	Prior to 3/29/12, this underlying fund’s name was Oppenheimer Quest International Value Fund.
7 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
     Oppenheimer International Bond Fund lost 0.86% during the period, underperforming the Citigroup Non-U.S. Dollar World Government Bond Index, which returned 1.45% during the period. This underlying fund maintained a generally constructive investment posture during the reporting period, which hurt relative performance for the overall period. However, it enabled the underlying fund to participate fully in the international bond markets’ rebound during the final months of 2011 and the opening months of 2012, during which time its performance improved.
     During the reporting period, we did not make significant changes to the Fund’s portfolio or the underlying funds’ target allocations. At period end, 31.6% of the Fund’s investments were in Oppenheimer International Growth Fund, 28% were invested in a combination of Oppenheimer International Value Fund and Oppenheimer Master International Value Fund, LLC, 15.5% were invested in Oppenheimer Developing Markets Fund, 15.1% were in Oppenheimer International Small Company Fund and 9.7% were allocated to Oppenheimer International Bond Fund.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until April 30, 2012. In the case of all Classes of shares, performance is measured from the inception of the Class on September 27, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance does not guarantee future results.
     The Fund’s performance is compared to the performance of the MSCI All Country World ex USA Index, the MSCI EAFE (Europe, Australasia, Far East) Index and the MSCI World Index. The MSCI All Country World ex USA Index is a market capitalization-weighted index designed to measure equity market performance in certain global developed and emerging markets, excluding the United States. The MSCI EAFE Index is an unmanaged index of equity securities listed on a number of principal stock markets of Europe, Asia and Australia. The MSCI World Index is an unmanaged index of issuers listed on the stock exchanges of a select number of countries, including the U.S. Indices are unmanaged and cannot be purchased directly by investors. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
8 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 14 for further information.
9 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
10 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 14 for further information.
11 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
12 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 14 for further information.
13 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 9/27/05. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/27/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/27/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 9/27/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/27/05. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
14 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND EXPENSES

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	November 1, 2011	April 30, 2012	April 30, 2012

Class A	$1,000.00	$1,044.70	$3.51
Class B	1,000.00	1,039.80	8.15
Class C	1,000.00	1,041.50	7.44
Class N	1,000.00	1,043.50	5.25
Class Y	1,000.00	1,045.60	2.55

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,021.43	3.47
Class B	1,000.00	1,016.91	8.06
Class C	1,000.00	1,017.60	7.35
Class N	1,000.00	1,019.74	5.19
Class Y	1,000.00	1,022.38	2.52
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding the indirect expenses incurred through the Fund’s investments in the underlying funds, based on the 6-month period ended April 30, 2012 are as follows:

Class	Expense Ratios

Class A	0.69%
Class B	1.60
Class C	1.46
Class N	1.03
Class Y	0.50
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF INVESTMENTS April 30, 2012

	Shares	Value
Investment Companies—99.9%[1]
Foreign Equity Funds—90.2%
Oppenheimer Developing Markets Fund, Cl. Y	9,205,750	$304,342,099
Oppenheimer International Growth Fund, Cl. Y	21,482,679	618,701,150
Oppenheimer International Small Company Fund, Cl. Y	14,049,398	296,442,304
Oppenheimer International Value Fund, Cl. Y	13,406,470	185,411,476
Oppenheimer Master International Value Fund, LLC	43,545,916	361,863,519

		1,766,760,548
Foreign Fixed Income Fund—9.6%
Oppenheimer International Bond Fund, Cl. Y	29,710,642	189,553,896
Money Market Fund—0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.23%[2]	1,324,259	1,324,259
Total Investments, at Value (Cost $1,701,245,998)	99.9%	1,957,638,703
Other Assets Net of Liabilities	0.1	1,127,736

Net Assets	100.0%	$1,958,766,439

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 29, 2011[a]	Additions	Reductions	April 30, 2012

Oppenheimer Developing Markets Fund, Cl. Y	6,035,045	3,836,488	665,783	9,205,750
Oppenheimer Institutional Money Market Fund, Cl. E	—	158,329,838	157,005,579	1,324,259
Oppenheimer International Bond Fund, Cl. Y	31,555,390	3,978,315	5,823,063	29,710,642
Oppenheimer International Growth Fund, Cl. Y	23,595,415	2,015,565	4,128,301	21,482,679
Oppenheimer International Small Company Fund, Cl. Y	13,126,253	2,035,627	1,112,482	14,049,398
Oppenheimer International Value Fund, Cl. Y (formerly
Oppenheimer Quest International Value Fund, Cl. Y)	13,794,266	250,910	638,706	13,406,470
Oppenheimer Master International Value Fund, LLC	43,630,223	8,219,601	8,303,908	43,545,916

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Developing Markets Fund, Cl. Y	$304,342,099	$6,140,296		$(4,554,189)
Oppenheimer Institutional Money Market Fund, Cl. E	1,324,259	2,514		—
Oppenheimer International Bond Fund, Cl. Y	189,553,896	10,542,008		14,146
Oppenheimer International Growth Fund, Cl. Y	618,701,150	6,943,587		(13,526,712)
Oppenheimer International Small Company Fund, Cl. Y	296,442,304	13,579,927		(6,484,651)
Oppenheimer International Value Fund, Cl. Y (formerly
Oppenheimer Quest International Value Fund, Cl. Y)	185,411,476	3,043,539		224,914
Oppenheimer Master International Value Fund, LLC	361,863,519	10,658,553	[b]	(76,532,765)[b]

	$1,957,638,703	$50,910,424		$(100,859,257)

a.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

b.	Represents the amount allocated to the Fund from Oppenheimer Master International Value Fund, LLC.

2.	Rate shown is the 7-day yield as of April 30, 2012.
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2012

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $1,701,245,998)	$1,957,638,703
Cash	312,636
Receivables and other assets:
Shares of beneficial interest sold	4,390,421
Dividends	612,062
Investments sold	228,553
Expense waivers/reimbursements due from manager	15,000
Other	72,807

Total assets	1,963,270,182

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	2,851,578
Investments purchased	611,683
Transfer and shareholder servicing agent fees	420,821
Distribution and service plan fees	354,618
Trustees’ compensation	122,075
Shareholder communications	105,019
Other	37,949

Total liabilities	4,503,743

Net Assets	$1,958,766,439

Composition of Net Assets
Par value of shares of beneficial interest	$174,072
Additional paid-in capital	2,327,110,365
Accumulated net investment income	23,618,531
Accumulated net realized loss on investments	(648,529,234)
Net unrealized appreciation on investments	256,392,705

Net Assets	$1,958,766,439

18 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,153,159,366 and 102,028,661 shares of beneficial interest outstanding)	$11.30
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.99
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $104,292,639 and 9,426,894 shares of beneficial interest outstanding)	$11.06
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $370,540,870 and 33,440,560 shares of beneficial interest outstanding)	$11.08
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $116,120,290 and 10,380,505 shares of beneficial interest outstanding)	$11.19
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $214,653,274 and 18,794,968 shares of beneficial interest outstanding)	$11.42
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2012

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master International Value Fund, LLC:
Dividends (net of foreign withholding taxes of $1,636,084)	$10,643,580
Interest	14,973
Expenses[2]	(3,174,712)

Net investment income from Oppenheimer Master International Value Fund, LLC	7,483,841

Investment Income
Dividends from affiliated companies	40,251,871
Interest	1,205
Other income	24,411

Total investment income	40,277,487

Expenses
Distribution and service plan fees:
Class A	2,777,022
Class B	1,153,212
Class C	3,903,860
Class N	555,309
Transfer and shareholder servicing agent fees:
Class A	2,674,274
Class B	532,471
Class C	986,162
Class N	354,487
Class Y	587,845
Shareholder communications:
Class A	181,900
Class B	43,194
Class C	59,089
Class N	9,532
Class Y	14,701
Trustees’ compensation	38,091
Custodian fees and expenses	18,305
Administration service fees	1,500
Other	136,301

Total expenses	14,027,255
Less waivers and reimbursements of expenses	(126,884)

Net expenses	13,900,371

Net Investment Income	33,860,957

1.	The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $137,618.
20 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Realized and Unrealized Loss
Net realized loss on investments from affiliated companies	$(24,326,492)
Net realized loss allocated from Oppenheimer Master International Value Fund, LLC	(76,532,765)

Total net realized loss	(100,859,257)

Net change in unrealized appreciation/depreciation on investments	(153,526,971)
Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master International Value Fund, LLC	(29,906,459)

Total net change in unrealized appreciation/depreciation	(183,433,430)

Net Decrease in Net Assets Resulting from Operations	$(250,431,730)

See accompanying Notes to Financial Statements.
21 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30,	April 29,
	2012	2011[1]
Operations
Net investment income	$33,860,957	$40,924,869
Net realized gain (loss)	(100,859,257)	25,604,596
Net change in unrealized appreciation/depreciation	(183,433,430)	274,666,013

Net increase (decrease) in net assets resulting from operations	(250,431,730)	341,195,478

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(25,461,403)	(21,335,133)
Class B	(1,467,412)	(1,527,343)
Class C	(5,513,402)	(5,538,031)
Class N	(2,254,523)	(1,876,687)
Class Y	(4,606,548)	(3,274,928)

	(39,303,288)	(33,552,122)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	67,897,348	162,956,133
Class B	(17,423,587)	(1,100,471)
Class C	(35,880,056)	17,430,389
Class N	9,357,270	13,028,515
Class Y	32,847,886	106,975,252

	56,798,861	299,289,818

Net Assets
Total increase (decrease)	(232,936,157)	606,933,174
Beginning of period	2,191,702,596	1,584,769,422

End of period (including accumulated net investment income of $23,618,531 and $29,260,381, respectively)	$1,958,766,439	$2,191,702,596

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
22 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended
	April 30,	April 29,		Year Ended April 30,
Class A	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$13.03	$11.04	$7.57	$12.86	$13.74

Income (loss) from investment operations:
Net investment income[2]	.22	.30	.20	.19	.30
Net realized and unrealized gain (loss)	(1.69)	1.93	3.49	(5.05)	(.61)

Total from investment operations	(1.47)	2.23	3.69	(4.86)	(.31)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.24)	(.22)	—	(.44)
Distributions from net realized gain	—	—	—	(.43)	(.13)

Total dividends and/or distributions to shareholders	(.26)	(.24)	(.22)	(.43)	(.57)

Net asset value, end of period	$11.30	$13.03	$11.04	$7.57	$12.86

Total Return, at Net Asset Value[3]	(11.09)%	20.31%	48.79%	(37.65)%	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,153,159	$1,251,013	$910,248	$514,535	$1,142,139

Average net assets (in thousands)	$1,116,268	$1,016,021	$744,582	$738,073	$1,004,386

Ratios to average net assets:[4,5]
Net investment income	1.99%	2.56%	2.02%	2.03%	2.21%
Total expenses[6]	0.68%	0.67%	0.68%	0.60%	0.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.67%	0.68%	0.57%	0.39%

Portfolio turnover rate	13%	5%	9%	34%	6%

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2012	1.37%
Year Ended April 29, 2011	1.34%
Year Ended April 30, 2010	1.40%
Year Ended April 30, 2009	1.42%
Year Ended April 30, 2008	1.23%
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended
	April 30,	April 29,	Year Ended April 30,
Class B	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$12.73	$10.80	$7.42	$12.73	$13.63

Income (loss) from investment operations:
Net investment income[2]	.11	.18	.11	.11	.17
Net realized and unrealized gain (loss)	(1.64)	1.89	3.41	(4.99)	(.59)

Total from investment operations	(1.53)	2.07	3.52	(4.88)	(.42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.14)	(.14)	—	(.35)
Distributions from net realized gain	—	—	—	(.43)	(.13)

Total dividends and/or distributions to shareholders	(.14)	(.14)	(.14)	(.43)	(.48)

Net asset value, end of period	$11.06	$12.73	$10.80	$7.42	$12.73

Total Return, at Net Asset Value[3]	(11.87)%	19.24%	47.52%	(38.19)%	(3.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,293	$140,225	$120,338	$81,764	$174,717

Average net assets (in thousands)	$115,004	$123,708	$108,398	$112,481	$156,641

Ratios to average net assets:[4,5]
Net investment income	1.04%	1.63%	1.13%	1.18%	1.24%
Total expenses[6]	1.68%	1.66%	1.70%	1.56%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.57%	1.54%	1.43%	1.26%

Portfolio turnover rate	13%	5%	9%	34%	6%

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2012	2.37%
Year Ended April 29, 2011	2.33%
Year Ended April 30, 2010	2.42%
Year Ended April 30, 2009	2.38%
Year Ended April 30, 2008	2.09%
See accompanying Notes to Financial Statements.
24 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

	Year Ended	Year Ended
	April 30,	April 29,	Year Ended April 30,
Class C	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$12.75	$10.83	$7.44	$12.74	$13.64

Income (loss) from investment operations:
Net investment income[2]	.13	.20	.12	.11	.20
Net realized and unrealized gain (loss)	(1.64)	1.88	3.42	(4.98)	(.60)

Total from investment operations	(1.51)	2.08	3.54	(4.87)	(.40)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.16)	(.15)	—	(.37)
Distributions from net realized gain	—	—	—	(.43)	(.13)

Total dividends and/or distributions to shareholders	(.16)	(.16)	(.15)	(.43)	(.50)

Net asset value, end of period	$11.08	$12.75	$10.83	$7.44	$12.74

Total Return, at Net Asset Value[3]	(11.70)%	19.25%	47.65%	(38.09)%	(3.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$370,541	$468,816	$383,642	$240,961	$531,228

Average net assets (in thousands)	$389,384	$400,491	$330,282	$343,343	$459,758

Ratios to average net assets:[4,5]
Net investment income	1.16%	1.76%	1.22%	1.25%	1.46%
Total expenses[6]	1.45%	1.43%	1.44%	1.35%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.43%	1.44%	1.33%	1.15%

Portfolio turnover rate	13%	5%	9%	34%	6%

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2012	2.14%
Year Ended April 29, 2011	2.10%
Year Ended April 30, 2010	2.16%
Year Ended April 30, 2009	2.17%
Year Ended April 30, 2008	1.98%
See accompanying Notes to Financial Statements.
25 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended
	April 30,	April 29,	Year Ended April 30,
Class N	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$12.89	$10.94	$7.51	$12.81	$13.70

Income (loss) from investment operations:
Net investment income[2]	.19	.25	.17	.17	.25
Net realized and unrealized gain (loss)	(1.67)	1.90	3.46	(5.04)	(.60)

Total from investment operations	(1.48)	2.15	3.63	(4.87)	(.35)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.20)	(.20)	—	(.41)
Distributions from net realized gain	—	—	—	(.43)	(.13)

Total dividends and/or distributions to shareholders	(.22)	(.20)	(.20)	(.43)	(.54)

Net asset value, end of period	$11.19	$12.89	$10.94	$7.51	$12.81

Total Return, at Net Asset Value[3]	(11.28)%	19.81%	48.39%	(37.87)%	(2.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116,120	$122,550	$91,748	$47,209	$70,481

Average net assets (in thousands)	$111,079	$101,565	$71,007	$54,203	$53,978

Ratios to average net assets:[4,5]
Net investment income	1.67%	2.20%	1.72%	1.89%	1.82%
Total expenses[6]	1.00%	1.04%	1.02%	0.97%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.03%	0.98%	0.88%	0.71%

Portfolio turnover rate	13%	5%	9%	34%	6%

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2012	1.69%
Year Ended April 29, 2011	1.71%
Year Ended April 30, 2010	1.74%
Year Ended April 30, 2009	1.79%
Year Ended April 30, 2008	1.55%
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

	Year Ended	Year Ended
	April 30,	April 29,	Year Ended April 30,
Class Y	2012	2011[1]	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$13.16	$11.16	$7.65	$12.93	$13.80

Income (loss) from investment operations:
Net investment income[2]	.24	.35	.25	.24	.37
Net realized and unrealized gain (loss)	(1.70)	1.93	3.51	(5.09)	(.63)

Total from investment operations	(1.46)	2.28	3.76	(4.85)	(.26)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.28)	(.25)	—	(.48)
Distributions from net realized gain	—	—	—	(.43)	(.13)

Total dividends and/or distributions to shareholders	(.28)	(.28)	(.25)	(.43)	(.61)

Net asset value, end of period	$11.42	$13.16	$11.16	$7.65	$12.93

Total Return, at Net Asset Value[3]	(10.85)%	20.56%	49.32%	(37.36)%	(2.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$214,653	$209,099	$78,793	$21,871	$28,223

Average net assets (in thousands)	$192,114	$122,708	$46,070	$24,956	$16,727

Ratios to average net assets:[4,5]
Net investment income	2.13%	2.98%	2.41%	2.65%	2.72%
Total expenses[6]	0.49%	0.42%	0.29%	0.22%	0.10%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.49%	0.40%	0.29%	0.21%	0.07%

Portfolio turnover rate	13%	5%	9%	34%	6%

1.	April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master International Value Fund, LLC.

6.	Total expenses including indirect expenses from affiliated funds were as follows:

Year Ended April 30, 2012	1.18%
Year Ended April 29, 2011	1.09%
Year Ended April 30, 2010	1.01%
Year Ended April 30, 2009	1.04%
Year Ended April 30, 2008	0.90%
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTE TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Diversified Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek high total return through both capital appreciation and income. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement
28 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.
Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master International Value Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.
     The investment objective of the Master Fund is to seek long-term capital appreciation by investing in common stocks of foreign companies that the Manager believes are undervalued. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain (loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
29 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Appreciation
Based on Cost
of Securities
and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$31,593,288	$—	$537,921,445	$130,296,734

1.	As of April 30, 2012, the Fund had $537,921,445 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$119,567,079
2018	315,770,085
No expiration	102,584,281

Total	$537,921,445

2.	During the fiscal year ended April 30, 2012, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended April 29, 2011, the Fund utilized $29,441,573 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for April 30, 2012. Net assets of the Fund were unaffected by the reclassifications.

Reduction
to Accumulated
Increase	Net Investment
to Paid-in Capital	Income

$199,519	$199,519
The tax character of distributions paid during the years ended April 30, 2012 and April 30, 2011 was as follows:

	Year Ended	Year Ended
	April 30, 2012	April 30, 2011

Distributions paid from:
Ordinary income	$39,303,288	$33,552,122
30 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,827,341,969

Gross unrealized appreciation	$157,207,337
Gross unrealized depreciation	(26,910,603)

Net unrealized appreciation	$130,296,734

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$7,703
Payments Made to Retired Trustees	8,742
Accumulated Liability as of April 30, 2012	60,865
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
31 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Securities Valuation
The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.
32 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

     The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
Valuation Methods and inputs
To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.
     If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.
     To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting
33 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
     The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2012 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$1,595,775,184	$361,863,519	$—	$1,957,638,703

Total Assets	$1,595,775,184	$361,863,519	$—	$1,957,638,703

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
3. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2012		Year Ended April 29, 2011
	Shares	Amount	Shares	Amount

Class A
Sold	32,413,062	$363,447,167	32,231,746	$374,239,889
Dividends and/or distributions reinvested	2,307,102	23,440,081	1,579,558	19,381,141
Redeemed	(28,726,404)	(318,989,900)	(20,194,449)	(230,664,897)

Net increase	5,993,760	$67,897,348	13,616,855	$162,956,133

34 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

	Year Ended April 30, 2012		Year Ended April 29, 2011
	Shares	Amount	Shares	Amount

Class B
Sold	1,535,604	$17,180,749	2,216,828	$24,964,715
Dividends and/or distributions reinvested	141,148	1,407,220	119,823	1,440,266
Redeemed	(3,267,211)	(36,011,556)	(2,457,517)	(27,505,452)

Net decrease	(1,590,459)	$(17,423,587)	(120,866)	$(1,100,471)

Class C
Sold	6,032,076	$66,690,656	8,456,589	$96,984,990
Dividends and/or distributions reinvested	494,290	4,933,012	401,253	4,831,093
Redeemed	(9,842,528)	(107,503,724)	(7,534,443)	(84,385,694)

Net increase (decrease)	(3,316,162)	$(35,880,056)	1,323,399	$17,430,389

Class N
Sold	4,202,048	$46,598,904	4,106,053	$47,479,939
Dividends and/or distributions reinvested	197,341	1,985,249	132,668	1,613,223
Redeemed	(3,523,033)	(39,226,883)	(3,118,151)	(36,064,647)

Net increase	876,356	$9,357,270	1,120,570	$13,028,515

Class Y
Sold	10,192,672	$115,650,090	12,311,799	$146,988,425
Dividends and/or distributions reinvested	395,855	4,061,474	219,897	2,724,529
Redeemed	(7,676,914)	(86,863,678)	(3,707,999)	(42,737,702)

Net increase	2,911,613	$32,847,886	8,823,697	$106,975,252

4. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2012, were as follows:

	Purchases	Sales

Investment securities	$290,836,875	$246,297,584
5. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended April 30, 2012 was 0.78%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
35 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2012, the Fund paid $4,934,422 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2012 were as follows:

Class B	$1,052,738
Class C	4,885,615
Class N	1,217,725
36 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

April 30, 2012	$502,283	$3,320	$193,663	$41,758	$1,809
Waivers and Reimbursements of Expenses. The Manager voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.75%, 2.50%, 2.50%, 2.00% and 1.45%, for Class A, Class B, Class C, Class N and Class Y, respectively. These expense limitations did not include extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. During the year ended April 30, 2012, the Manager waived fees and/or reimbursed the Fund $128 for Class Y shares. This voluntary expense limitation was withdrawn effective August 26, 2011. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in the Underlying Funds to assure that expenses do not exceed those limits.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended April 30, 2012, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$126,756
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds
37 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s
38 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
39 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer International Diversified Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Diversified Fund, including the statement of investments, as of April 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2012, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Diversified Fund as of April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
June 18, 2012
40 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.
     None of the dividends paid by the Fund during the fiscal year ended April 30, 2012 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2012 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $17,886,030 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2012, the maximum amount allowable but not less than $1,076,223 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $3,847,392 of foreign income taxes were paid by the Fund during the fiscal year ended April 30, 2012. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $35,431,209 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
41 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
42 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 69	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995- December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 72	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006- 2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
43 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Trustee (since 2005) Age: 71	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds:
An Insider’s View published by Oxford University Press (second edition 2010). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Age: 73	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Age: 69	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Age: 59	Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 66	Independent Director of the ICI Board of Governors (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital
44 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Mary Ann Tynan, Continued	(non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 71	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 64	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson
45 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 2005) Age: 52	Director of Equities of the Manager (since October 2010); Senior Vice President (since 1993) and Director of International Equities of the Manager (since July 2004); Vice President of the Manager (October 1993-July 2004). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.
46 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).
47 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
48 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
49 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).
50 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $18,300 in fiscal 2012 and $18,300 in fiscal 2011.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $402,806 in fiscal 2012 and $287,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services for GIPs attestation procedures, and compliance procedures.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $750 in fiscal 2012 and $7,550 in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $190,051 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its trustees.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.
(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $593,607 in fiscal 2012 and $295,450 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer International Diversified Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 6/11/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 6/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 6/11/2012